  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 1996

                                                REGISTRATION NO. 333-10995
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                            THE COASTAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
               DELAWARE                              74-1734212
     (STATE OR OTHER JURISDICTION                 (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)             IDENTIFICATION NO.)
                                 COASTAL TOWER
                              NINE GREENWAY PLAZA
                           HOUSTON, TEXAS 77046-0995
                                (713) 877-1400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            AUSTIN M. O'TOOLE, ESQ.
                      SENIOR VICE PRESIDENT AND SECRETARY
                            THE COASTAL CORPORATION
                                 COASTAL TOWER
                              NINE GREENWAY PLAZA
                           HOUSTON, TEXAS 77046-0995
                                (713) 877-1400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                   COPY TO:
                           GERALD S. TANENBAUM, ESQ.
                            CAHILL GORDON & REINDEL
                                80 PINE STREET
                           NEW YORK, NEW YORK 10005
                                (212) 701-3000
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


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

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The expenses, other than underwriting discounts and commissions, in connection with the offering are as follows (all amounts except for the Securities and Exchange Commission filing fee are estimated):

      Securities and Exchange Commission filing fee................... $172,414
      Printing and engraving expenses.................................   75,000
      Legal fees and expenses.........................................   25,000
      Accounting fees and expenses....................................   50,000
      Blue sky qualification fees and expenses........................   50,000
      Miscellaneous...................................................   27,586
                                                                       --------
          Total....................................................... $400,000
                                                                       ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the General Corporation Law of the State of Delaware grants each corporation organized thereunder, such as the Registrant, the power to indemnify directors and officers under certain circumstances. Article FIFTH of the Registrant's Certificate of Incorporation and Article IX of the Registrant's By-laws provide for indemnification of directors and officers to the fullest extent permitted by law.

  An Indemnity Agreement was approved on May 27, 1981, at the annual meeting of the holders of the Common Stock and Preferred Stock of Coastal and is incorporated herein by reference to the definitive Proxy Statement of Coastal (Exhibit A) dated April 15, 1981. In April of 1988, the Board of Directors of Coastal approved a revised and updated Indemnity Agreement which is incorporated herein by reference to the 1995 Annual Report (Exhibit 28).

ITEM 16. EXHIBITS.

      1.1 --Form of Underwriting Agreement with respect to Debt Securities
           (including form of Terms Agreement).*
      1.2 --Form of Underwriting Agreement with respect to Equity Securities
           (including form of Terms Agreement).*
      3.1 --Restated Certificate of Incorporation of the Company (filed as
           Module TCC-Artl-Incorp on March 28, 1994).*
      3.2 --By-Laws of the Company, as amended on January 16, 1990 (Exhibit 3.4 to the Company's Annual Report on Form 10-K for the year ended
           December 31, 1989) .*
      4.1 --Form of Indenture for the Senior Debt Securities.*
      4.2 --Form of Senior Debt Security (included in Exhibit No. 4.1).*
      4.3 --Form of Indenture for the Subordinated Debt Securities.
      4.4 --Form of Subordinated Debt Security (included in Exhibit No. 4.3).
      4.5 --Form of Common Stock Warrant Agreement.
      4.6 --Form of Common Stock Warrant (included in Exhibit No. 4.5).
       5  --Opinion of Austin M. O'Toole, Esq., Senior Vice President and
           Secretary of the Registrant, as to the legality of the securities being registered.*
     23.1 --Independent Auditors' Consent.*
     23.2 --Consent of Austin M. O'Toole, Esq. (included in Exhibit No. 5).*


      24  --Powers of Attorney (included on the signature pages hereof).*

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*Previously Filed.

ITEM 17. UNDERTAKINGS.

 The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  The undersigned Registrant hereby undertakes:

    (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any fact or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (1)(i) and
  (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

    (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

    (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the applicable trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations of the Securities and Exchange Commission under
Section 305(b)(2) of the Securities Act of 1933.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON SEPTEMBER 18, 1996.

                                                 THE COASTAL CORPORATION
                                                      (Registrant)

                                                  /s/ David A. Arledge
                                          By __________________________________
                                                      David A. Arledge
                                                President and Chief Executive
                                                           Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
 /s/
         O. S. Wyatt, Jr.*
- ------------------------------------
          O. S. Wyatt, Jr.              Chairman of the Board      September 18, 1996
 /s/
         David A. Arledge*
- ------------------------------------
          David A. Arledge            President, Chief Executive
                                       Officer, Chief Financial
                                         Officer and Director
                                         (Principal Executive
                                         Officer and Principal
                                          Financial Officer)       September 18, 1996
 /s/
           Coby C. Hesse*
- ------------------------------------
           Coby C. Hesse              Senior Vice President and
                                         Controller (Principal
                                          Accounting Officer)      September 18, 1996
 /s/
          John M. Bissell*
- ------------------------------------
          John M. Bissell                      Director            September 18, 1996
 /s/
     George L. Brundrett, Jr.*
- ------------------------------------
      George L. Brundrett, Jr.                 Director            September 18, 1996

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
 /s/
           Harold Burrow*
- ------------------------------------
           Harold Burrow                       Director            September 18, 1996
 /s/
        Roy D. Chapin, Jr.*
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         Roy D. Chapin, Jr.                    Director            September 18, 1996
 /s/
          James F. Cordes*
- ------------------------------------
          James F. Cordes                      Director            September 18, 1996
 /s/
           Roy L. Gates*
- ------------------------------------
            Roy L. Gates                       Director            September 18, 1996
 /s/
        Kenneth O. Johnson*
- ------------------------------------
         Kenneth O. Johnson                    Director            September 18, 1996
 /s/
         Jerome S. Katzin*
- ------------------------------------
          Jerome S. Katzin                     Director            September 18, 1996
 /s/
         Thomas R. McDade*
- ------------------------------------
          Thomas R. McDade                     Director            September 18, 1996
 /s/
         L. D. Wooddy, Jr.*
- ------------------------------------
         L. D. Wooddy, Jr.                     Director            September 18, 1996

*By: /s/ Austin M. O'Toole
- -------------------------------

    Austin M. O'Toole

    Attorney-in-Fact

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
   1.1   --Form of Underwriting Agreement with respect to Debt Securities
          (including form of Terms Agreement).*
   1.2   --Form of Underwriting Agreement with respect to Equity Securities
          (including form of Terms Agreement).*
   3.1   --Restated Certificate of Incorporation of the Company (filed as
          Module TCC-Artl-Incorp on March 28, 1994).*
   3.2   --By-Laws of the Company, as amended on January 16, 1990 (Exhibit 3.4 to the Company's Annual Report on Form 10-K for the year ended
          December 31, 1989) .*
   4.1   --Form of Indenture for the Senior Debt Securities.*
   4.2   --Form of Senior Debt Security (included in Exhibit No. 4.1).*
   4.3   --Form of Indenture for the Subordinated Debt Securities.
   4.4   --Form of Subordinated Debt Security (included in Exhibit No. 4.3).
   4.5   --Form of Common Stock Warrant Agreement.
   4.6   --Form of Common Stock Warrant (included in Exhibit No. 4.5).
   5     --Opinion of Austin M. O'Toole, Esq., Senior Vice President and
          Secretary of the Registrant, as to the legality of the securities being registered.*
  23.1   --Independent Auditors' Consent.*
  23.2   --Consent of Austin M. O'Toole, Esq. (included in Exhibit No. 5).*
  24     --Powers of Attorney (included on the signature pages hereof).*

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*Previously Filed.